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                                                                   EXHIBIT 10.18

                          AMENDMENT TO AGENCY AGREEMENT

            AMENDMENT TO AGREEMENT ("Agreement") made as of this 22nd day of September, 1997 by and between Toymax International, Inc., a Delaware corporation (the "Company"), as successor to Toymax (H.K.) Limited, a Hong Kong company, Toymax, Inc., a New York corporation, Toymax (Bermuda) Limited, an exempted company organized in Bermuda, and Tai Nam Industrial Company Limited (the "Agent").

            WHEREAS, the Company and the Agent entered into an Agency Agreement dated April 1, 1997 (the "Agency Agreement"), pursuant to which the Agent, among other things, agreed to (i) handle all of the Company's purchase orders for its products, (ii) handle all of the Company's shipping documents, (iii) clear all of the Company's letters of credit and bills and payments, (iv) serve as a liaison between the Company and its manufacturers and vendors and (v) ensure the quality of goods purchased for the Company.

            WHEREAS, the Company and the Agent desire to supplement the Agency Agreement as set forth herein.

            NOW, THEREFORE, in consideration of the following and other good and valuable consideration received to date, the Parties hereby agree as follows:

            1.1 In addition to the duties set forth in the Agency Agreement, the Agent shall employ and maintain sufficient staff and purchasing personnel who will devote a significant portion of their time to the purchase of the Company's products and to the performance of all of the Agent's duties and obligations to be performed hereunder.

            1.2 The Agent shall use its commercially reasonable efforts to conduct its duties pursuant to the terms of this Agreement and the Agency Agreement.

            1.3 The Agent shall furnish the Company from time to time, as the Company may reasonably request, with such statements, reports or other documents pertaining to its activities hereunder.

            1.4 The price of products used in the manufacture of the Company's products shall be fixed by [January 1] of each year and shall remain in effect for a period of one year thereafter.


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            1.6 The price of products purchased by the Agent for the Company shall be the same as or better than prices obtained by the Agent for third parties.

            1.7 Pursuant to the Agency Agreement and except as otherwise provided herein, the Agent shall receive, for products purchased on behalf of the Company, a fee equal to 7% of the gross invoiced value of products purchased by the Company (the "Agency Fee"); provided, however, that the Agency Fee shall be reduced to 6% of the gross invoiced value of products purchased by the Company in any fiscal year of the Company in which the total gross invoiced value of all products purchased by the Company from the Agent exceeds U.S. $150.0 million.

            1.8 No party shall have the right to assign this Agreement or any of its rights and privileges hereunder to any other person, firm or corporation without the prior written consent of the other party, and any assignment without such consent shall be null and void.

            1.9 The Agent acknowledges and agrees that during the term of this Agreement it will receive information developed by or on behalf of the Company relating to the Company's products and the Company's business. The Agent acknowledges and agrees that such information, together with all information developed by or on behalf of the Company either separately or in cooperation or consultation with the Agent hereunder, including without limitation, customer lists and related materials, and all of the foregoing shall be and remain the sole and exclusive property of the Company and is to be protected as confidential information (all such information being hereafter referred to collectively as the "Confidential Information"); except that Confidential Information shall not include information:

      (a) which is known to the recipient prior to disclosure (except for non-public information concerning existing Company products or products under development by or for the Company) or is information generally available to the public;

      (b) which was not acquired, directly or indirectly and/or in any manner, from the disclosing party and which the recipient lawfully had in its possession prior to the date of this Agreement;

      (c) which, hereafter, through no act or omission on the part of the recipient, becomes information generally available to the public;

      (d) which corresponds in substance to information furnished to the recipient on a nonconfidential basis by any third party having a legal right to do so; or


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      (e) which is required in response to legal process, or to the extent a
      Party is advised that such action is required to comply with foreign, federal or state laws or regulations.

The provisions of this Section shall not apply to any disclosure by David Ki Kwan Chu in his capacity as Chairman or as a member of the Board of Directors of the Company or any of its subsidiaries if such disclosure is not in violation of his fiduciary duties to the Company or any of its subsidiaries During the term of this Agreement and for a period of two years thereafter, the Agent agrees to keep confidential and disclose or permit to be disclosed to any third party any such Confidential Information except to the extent previously agreed in writing by the Company or as is required to be disclosed pursuant to applicable law. The Agent acknowledges and agrees that the Company would suffer great loss and irreparable damage if the Agent were to disclose Confidential Information other than as contemplated herein, and the Agent therefore acknowledges and agrees that the Company, in addition to any right or remedy it may have at law or in equity hereunder, shall be entitled to an injunction, without the posting of any bond or other security, enjoining or restraining the Agent, its officers, employees or representatives from any violation or threatened violation of this
Section 7.1.

            1.10 The Agent agrees not to sell, assign or transfer any products or property of the Company without the prior written consent of the Company.

            1.11 This Agreement is to be construed in accordance with the laws of New York, without giving effect to conflict of laws principles.

            1.12 Unless otherwise amended, the Agency Agreement shall remain in full force and effect until terminated in accordance with the terms thereof. This Agreement supplements the Agency Agreement, where applicable, and all the terms and conditions set forth in the Agency Agreement are hereby restated.

            1.13 Neither this Agreement nor any provision thereof may be modified, waived, discharged or terminated orally, but only by a writing signed by the party to be charged. A waiver of any provision by any party to this Agreement shall be valid only in the instance for which given and shall not be deemed continuing, and any such waiver shall not be construed as a waiver of any other provision of this Agreement.

            1.14 Each party to this Agreement represents, agrees and warrants that it will perform all other acts and execute and deliver all other documents that may be necessary or appropriate to carry out the intent and purposes of this Agreement.


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            1.15 Nothing contained in this Agreement shall be construed as requiring the commission of any act contrary to law. Whenever there is any conflict between any provision of this Agreement and any present or future statute, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event the provision of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law. In the event that any part, article, paragraph, sentence or clause of this Agreement shall be held to be indefinite, invalid or otherwise unenforceable, the entire Agreement shall not fail on account thereof and the balance of the Agreement shall continue in full force and effect. If any arbitration tribunal or court of competent jurisdiction deems any provision thereof (other than for the payment of money) unreasonable modification thereof and this Agreement shall be valid and enforceable and the parties hereto agree to be bound by and perform the same as thus modified.

            1.16 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date and year first above written.

                                    TOYMAX INC.


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                                    TOYMAX INTERNATIONAL, INC.


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                                    TOYMAX (H.K.) LIMITED


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                                    TOYMAX (BERMUDA) LIMITED


                                    By:
                                       -------------------------------


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                                    Name:
                                    Title:

                                    TAI NAM INDUSTRIAL COMPANY
                                    LIMITED

                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


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